the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


March 9, 1987


Mr. Robert E. Larson
Chairman of the Board and President
Princor Federal Government Securities Fund, Inc.
711 High Street
Des Moines, IA  50309

Dear Mr. Larson

        Principal Mutual Life Insurance Company intends to purchase 1,000,000 shares of Common Stock of Princor Federal Government Securities Fund, Inc., par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/William P. Kovacs
                                       By_____________________________________
                                           William P. Kovacs

Des Moines, Iowa  50309 (515) 247-5111/formerly the Bankers Life the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


June 8, 1987


Mr. Robert E. Larson
Chairman of the Board and President
Princor High Yield Investment Fund, Inc.
711 High Street
Des Moines, IA  50309

Dear Mr. Larson

        Principal Mutual Life Insurance Company intends to purchase 600,000 shares of Common Stock of Princor High Yield Investment Fund, Inc., par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/William P. Kovacs
                                       By_____________________________________
                                           William P. Kovacs


Des Moines, Iowa  50309 (515) 247-5111/formerly the Bankers Life the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


June 8, 1987


Mr. Robert E. Larson
Chairman of the Board and President
Princor Aggressive Growth Investment Fund, Inc.
711 High Street
Des Moines, IA  50309

Dear Mr. Larson

        Principal Mutual Life Insurance Company intends to purchase 400,000 shares of Common Stock of Princor Aggressive Growth Investment Fund, Inc., par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/William P. Kovacs
                                       By_____________________________________
                                           William P. Kovacs


Des Moines, Iowa  50309 (515) 247-5111/formerly the Bankers Life the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


June 8, 1987


Mr. Robert E. Larson
Chairman of the Board and President
Princor Bond Investment Fund, Inc.
711 High Street
Des Moines, IA  50309

Dear Mr. Larson

        Principal Mutual Life Insurance Company intends to purchase 800,000 shares of Common Stock of Princor Bond Investment Fund, Inc., par value
$.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/William P. Kovacs
                                       By_____________________________________
                                           William P. Kovacs


Des Moines, Iowa  50309 (515) 247-5111/formerly the Bankers Life the Principal
            Financial                            Principal Mutual
            Group                                Life Insurance Company


June 8, 1987


Mr. Robert E. Larson
Chairman of the Board and President
Princor Managed Investment Fund, Inc.
711 High Street
Des Moines, IA  50309

Dear Mr. Larson

        Principal Mutual Life Insurance Company intends to purchase 600,000 shares of Common Stock of Princor Managed Investment Fund, Inc., par value $.01 per share (the "Shares") at $10.00 per share. In connection with such purchase, Principal Mutual Life Insurance Company represents and warrants that it will purchase such Shares as an investment and not with a view to resale, distribution or redemption.


                                       PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                            /s/William P. Kovacs
                                       By_____________________________________
                                           William P. Kovacs


Des Moines, Iowa  50309 (515) 247-5111/formerly the Bankers Life